Intangible assets, net - Schedule of Estimated Aggregate Amortization Expense (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Finite-Lived Intangible Assets [Line Items]
2018	$ 1,120
2019	1,037
2020	879
2021	844
2022 and thereafter	$ 6,111